EXHIBIT 99.273

Power Exchanges, Are They Here to Stay? Jim Kritikson Director of Business and Regulatory Affairs California Power Exchange

Topics California Market Structure Separation of Energy and Transmission Markets Other Issues

California Market Structure California energy "market" is a complex mix of several markets: Markets defined by the commodities traded Energy Transmission Ancillary Services (Reserves and Regulation) Markets also defined by time-frame of the trade Day-ahead Hour-ahead Real-time Also, some markets offer the ability to trade month ahead and week ahead.

California Market Structure The separate markets that make up the California Market Structure interact in complex ways. How they interact affects the viability of a voluntary power exchange such as the California PX.

Energy Markets... Several forward energy markets exist in CA. Bilateral Markets Marketers develop their own trading and pricing rules. Power Exchange PX offers day-ahead and hour-ahead markets run as auctions with market clearing prices. Futures Markets (e.g. NYMEX) Arrange financial transactions between suppliers and consumers.

....Energy Markets A single real-time (spot) energy market ISO runs real-time energy market. Real-time market is a single pool since ISO cannot dispatch specific supplies to meet specific demands. Prior to Hour-Ahead forward markets, the ISO at times arranges energy purchases "out of market." Producers and consumers can select the energy market(s) in which they wish to trade.

Transmission Markets... ISO runs day-ahead and hour-ahead transmission markets via its Congestion Management process. PX and other energy markets can bid for transmission access in ISO CM process. ISO also does real-time congestion management. Not market based. May result in cost shifting.

....Transmission Markets ISO will also auction Firm Transmission Rights. Financial rights Receive congestion revenue collected by ISO in its day-ahead and hour-ahead Congestion Management process Physical tie-breaker rights FTRs auctioned yearly by ISO FTRs can be traded freely in multiple secondary markets.

Ancillary Service Markets ISO specifies A/S requirements by scheduling coordinator. ISO runs day-ahead and hour-ahead forward markets: Suppliers can bid to sell reserves or regulation capacity. SCs can purchase their requirements. SCs can also self-provide their A/S requirements. Potential for PX run A/S market.

ISO and PX Market Foundations PX and ISO markets use simple micro-economic model. Schedule at intersection of supply and demand curves. Price Quantity Demand Curve Supply Curve P* Q* PX energy forward markets. ISO forward transmission and A/S capacity markets. ISO real-time energy market.

PX Forward Energy Market PX forward energy markets provide: Efficient scheduling of resources, Price discovery. This holds when no participant has market power. Experience since start-up indicates that this is the case.

Why Multiple Forward Energy Markets Designers had concerns: Does a mandatory Pool provide most efficient allocation of resources in the long run? Are there other trading regimes that provide more flexibility and value to participants? Better hedging ability. Ability to provide specific product (e.g. green energy). California design allows for competition between energy markets to let participants decide which structure best meets their individual needs. Not a one-size-fits-all market.

Example: An Investment Concern If trading in PX is mandatory, will PX prices attract investments in new generation capacity? To attract investment, PX prices must rise. For PX prices to rise, demand will likely approach maximum available generation more often. Affects the reliability of the system. ISO could contract for new generation capacity to ensure reliability before prices attract investment. Contract costs will be spread over participants. Market, not ISO, should make investment decisions. Quest for reliability could damage economic efficiency.

Example: An Investment Concern Alternate market structures may develop pricing that: attracts necessary capacity investments attracts demand by offering reliability at good price. California structure lets the markets experiment to find best answers.

Voluntary Power Exchange Trading in the California Power Exchange is done on a voluntary basis (after phase-in period). The long-term viability of a voluntary power exchange depends upon several factors. These include: ISO must not take over power exchange function in managing its transmission market Avoiding cost shifting.

Topics California Market Structure Separation of Energy and Transmission Markets Other Issues

Market Separation Market separation necessary for the long-term viability of a voluntary power exchange: The ISO must not arrange trades between markets during congestion management. Failure to observe market separation may result in the ISO becoming a mandatory power pool through which all energy purchases and sales are made at ISO determined market clearing prices.

Inter-Zonal Congestion Management Overview Schedule Coordinators: Each SC manages its own energy forward market. Any energy trades between SCs are arranged by the SCs. Each SC bids for transmission. SCs' energy markets interact in ISO's transmission market. The ISO changes schedules only when transmission congestion exists: Allocates congested transmission to maximize its value. Charges users marginal cost of transmission capacity. Does not participate in energy forward markets by arranging trades between SCs.

Inter-Zonal CM Overview Results of inter-zonal CM: Schedules for each SC that alleviate congestion. Marginal energy costs for each SC. Marginal cost of serving an increment of load at a location. Marginal value of capacity on inter-zonal paths.

Inter-Zonal CM Process SCs' initial schedules may be changed by ISO in its CM process. PX energy auction results are preliminary. ISO allocates interzonal transmission capacity to SCs. Scheduling Coordinators bid for interzonal transmission capacity in the ISO's market. The ISO auctions interzonal transmission capacity to SCs. Sets market clearing price for inter-zonal transmission capacity. An SC may fail to acquire transmission capacity it needs to support its preferred schedule.

Inter-Zonal CM Overview Zonal marginal energy costs depend upon the SC. The SCs' energy forward markets are kept separate. The difference between marginal energy costs in two zones does not depend upon the SC. Price for using congested inter-zonal path is the difference between an SC's zonal marginal energy costs. Congestion price for moving energy from one zone to another is independent of SC. SCs are treated comparably for transmission pricing.

Example PX runs an energy auction for an hour: Two parties bid to sell energy Seller 1 is willing to sell: 0 MWh to 50 MWh @ $0/MWh, 50 MWh to 1260 MWh @ $40/MWh Seller 2 is willing to sell: 0 MWh to 50 MWh @ $0/MWh) 50 MWh to 700 MWh @ $50/MWh Two parties bid to buy energy Buyer 1 wants to buy: 100 MWh @ from $0/MWh to $1000/MWh Buyer 2 wants to buy: 600 MWh @ $0/MWh to $1000/MWh

Example: PX Auction... 0 0 100 0 100 40 700 40 700 0 700 60 700 40 1310 40 1310 50 1960 50 PX clears its market and finds the Unconstrained Market Clearing Price (UMCP). Supply & Demand intersect at (700 MWh, $40/MWh): Seller 1 sells 650 MWh. Seller 2 sells 50 MWh. Buyer 1 buys 100 MWh. Buyer 2 buys 600 MWh. PX auction results are not final until ISO allocates inter-zonal transmission capacity.

Example: PX Auction 0 0 100 0 100 40 700 40 700 0 700 60 700 40 1310 40 1310 50 1960 50 Buyers and sellers must schedule their resources to meet their sales and purchases in PX auction: Seller 1 schedules generator G1 at 650 MWh. Seller 2 schedules generator G2 at 50 MWh. Buyer 1 schedules load D1 at 100 MWh. Buyer 2 schedules load D2 at 600 MWh.

Example: Inter-Zonal CM Process B G1 = 650 MWh G2 = 50 MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh D3 = 100 MWh D4 = 600 MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to the ISO. - SC2 also submits its Initial Preferred Schedule to the ISO. - The combined schedules violate the transmission constraint between Zone A and Zone B.

Example: Adj. Bids on PX Supplies Because of congestion, PX zonal prices may differ. PX sellers decide what they are willing to sell at different prices. For G1: Willing to sell up to 50 MWh at any price. Willing to sell from 50 MWh to 1260 MWh at $40/MWh or more. For G2: Willing to sell up to 50 MWh at any price. Willing to sell from 50 MWh to 700 MWh at $50/MWh or more.

Example: Adj. Bids on PX Demands PX buyers decide what they are willing to buy at different prices. For D1: Willing to buy 100 MWh at any price. For D2: Willing to buy 600 MWh at any price. These bids determine the value of inter-zonal transmission to the PX and its participants.

Example: Adjustment Bids by SC2 SC2 also submits adjustment bids. These bids could indicate the cost to SC2 if the ISO adjusts the schedules of its resources to alleviate congestion. For G3: Cost is $50/MWh from 50 MWh to 800 MWh. Does not want to be scheduled below 50 MWh. For D3: Willing to buy 100 MWh at any price. For D4: Willing to buy up to 600 MWh at $90/MWh.

Example: Value of Transmission B 50 £ G1 £ 1260 @ $40/MWh 50 £ G2 £ 700 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $50/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit - PX can serve D2 using either G1 or G2 . Difference in cost is $10/MWh. This is the value of transmission to PX. - SC2 can serve D4 using G3 or curtail D4 . Difference in cost is $40/MWh. This is the value of transmission to SC2.

Example: ISO Transmission Allocation


PX
G1 = 600 MWh @ $40/MWh
D1 = 100 MWh
Scheduled Flow: 500 MWh
G2 = 100 MWh @ $50/MWh
D2 = 600 MWh
Actual Flow 1100 MWh
A
B
1100 MWh Flow Limit
G3 = 700 MWh @ $50/MWh
D3 = 100 MWh
Scheduled Flow: 600 MWh
D4 = 600 MWh @ $90/MWh
Schedule Coordinator 2

ISO allocates transmission to SC who can use it to best advantage:

Value to PX is $10/MWh.

Value to SC2 is $40/MWh.

30

Example: PX Marginal Costs Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. PX's marginal cost in Zone A is $40/MWh. If D2 increases 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. PX's marginal cost in Zone B is $50/MWh. PX's Usage Charge for transmission is $10/MWh.

Example: SC2's Marginal Costs Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $50/MWh. SC2's marginal cost in Zone A is $50/MWh. If D4 increases by 1 MWh: ISO would take 1 MW of transmission from PX and allocate it to SC2. SC2 pays the value of the 1 MW of transmission to the marginal user. In this case the PX is the marginal user. SC2 would increase G3 by 1 MWh (Cost $50/MWh). SC2's marginal cost in Zone B is $60/MWh = $50/MWh+$10/MWh. SC2's Usage Charge for transmission is $10/MWh.

Example: Transactions in PX Market PX transactions in Zone A (@ $40/MWh): G1 sells 600 MWh for $24,000. D1 buys 100 MWh for $4,000. PX transactions in Zone B (@ $50/MWh): G2 sells 100 MWh for $5,000. D2 buys 600 MWh for $30,000. PX congestion rents to ISO (@ $10/MW) 500 MW of capacity for $5,000. PX revenues and payments in balance Sum of PX's payments = $34,000. Sum of PX's revenue = $34,000.

Why Keep Markets Separate in CM? Suppose that the ISO did not keep the energy markets and the transmission markets separate during the CM process. The ISO could wind-up running the day-ahead and hour-ahead energy markets.

Example: No Market Separation B G1 = 650 MWh G2 = 50 MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh D3 = 100 MWh D4 = 600 MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to the ISO. - SC2 also submits its Initial Preferred Schedule to the ISO. - The combined schedules violate the transmission constraint between Zone A and Zone B.

Example: No Market Separation A B 50 £ G1 £ 1260 @ $40/MWh 50 £ G2 £ 700 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $50/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit - ISO will reschedule to eliminate congestion and minimize energy costs. * Results in maximum societal value if you believe that every party bids its true costs. * Different allocation of the surplus among the participants.

Example: No Market Separation A B G1 = 1250 @ $40/MWh G2 = 100 MWh @ $50/MWh D1 = 100 MWh D2 = 600 MWh G3 = 50 MWh @ $50/MWh D3 = 100 MWh D4 = 600 MWh @ $90/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1100 MWh

Example: No Market Separation Energy marginal costs in ISO pool: If D1 or D3 increase by 1 MWh: ISO would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. ISO's marginal cost in Zone A is $40/MWh. If D2 or D4 increase 1 MWh: ISO would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. ISO's marginal cost in Zone B is $50/MWh. ISO's Usage Charge for transmission is $10/MWh.

Example: Transactions in ISO Markets All energy transactions now occur in ISO pool ISO transactions in Zone A (@ $40/MWh): G1 sells 1250 MWh for $50,000. G3 sells 50 MWh for $2,000. D1 buys 100 MWh for $4,000. D3 buys 100 MWh for $4,000. ISO Transactions in Zone B (@ $50/MWh): G2 sells 100 MWh for $5,000. D2 buys 600 MWh for $30,000. D4 buys 600 MWh for $30,000. Difference between ISO revenue and payments covers congestion rents on 1100 MW @ $10/MW = $11,000.

Problems if No Market Separation Unstable changes to schedules across hours. Suppose that we change the example problem. Suppose that D4 was initially 550 MWh in SC2's preferred schedule. SC2 wants to send 50 MWh less from A to B. Path AB is not congested so ISO accepts preferred schedules. A 50 MW change in D4 determines whether or not the ISO shifts 650 MWh of generation from SC to PX.

Problems if No Market Separation ISO's role in the energy market is unstable. ISO acts as PoolCo and arranges trades between SCs to lower costs only when congestion occurs. A small change in SCs' preferred schedules can result in ISO either acting as PoolCo or not acting as PoolCo.

Problems if No Market Separation ISO may become de facto PoolCo contrary to wishes of CA Legislature, CPUC, and many market participants. An SC could purposely congest a small path in each hour (e.g. Silverpeak with a 30 MW limit). ISO would reschedule as a pool to relieve congestion. All energy trades take place in ISO pool at ISO MCPs. If congestion results in the ISO frequently acting as a de facto PoolCo, the PX forward energy markets be gutted.

Problems if No Market Separation SCs could avoid participating in the ISO PoolCo by not submitting adjustment bids. If SCs do not submit adjustment bids, they cannot mitigate exposure to congestion rents absent FTRs. SCs who do not wish to participate in PoolCo could purchase FTRs to limit exposure to congestion rents. However, the resulting allocation of transmission capacity may not be efficient. Such an SC would not submit adjustment bids indicating its willingness to forgo use of its FTR capacity even when another SC values the transmission capacity more and is willing to pay for the right to use the transmission.

Topics California Market Structure Separation of Energy and Transmission Markets Other Issues

Effect of Shifting Start-up Costs ISO and PX developed to open California Electricity Market to competition. Both mandated by law as part of restructuring. IOUs required to trade in the PX for four years. PX start-up costs allocated to IOUs. PX start-up costs included in non-bypassable IOU costs. If PX start-up costs were not included in non-bypassable IOU charges, retail customers could avoid costs by becoming direct access customers of ESP not using PX. IOUs would increase charges to recover PX start-up costs causing shift of start-up costs to remaining IOU customers. Rising IOU charges would drive more customers to direct access. PX would lose market share as IOUs lose energy customers.

Cost-Shifting from Out-of Market Purchases Day-ahead schedules may fall short of ISO forecast. Causes reliability concerns. To address reliability concerns, the ISO may make out-of- market energy purchases at high cost without giving the hour-ahead energy markets a chance to function. Increased costs of out-of-market purchases allocated to ISO participants. Out-of-market purchases may "dry-up" energy bids in the hour-ahead energy markets. Increases costs to participants in hour-ahead energy markets. ISO out-of-market purchases may harm PX hour- ahead market.

Cost-Shifting from Real-Time CM Real-time congestion management does not use an "optimal power flow" model. Transmission use may not be optimal. Energy purchases in ISO's real-time market may be sub-optimal. Only two zonal energy costs calculated by ISO. No real-time usage charges calculated for intertie capacity. Costs of managing real-time congestion on interties not properly allocated. Opens gaming opportunities that could reduce activity in the forward markets (including the PX markets).

Conclusion Voluntary PX can provide valuable services. This alone is not sufficient to ensure viability. Other aspects of the market must allow the PX to operate with minimal interference. ISO must not usurp energy trading functions when it schedules the use of the transmission system. ISO must give markets a chance to function by carefully assessing the need to out-of-market purchases. Damaging the economic operation of the markets may affect long term reliability of the system. No cost shifting. Parties must not be able to avoid the costs of restructuring by changing energy service provider.